Exhibit 10.1

WAIVER AND CONSENT AGREEMENT

This Waiver and Consent Agreement dated as of July 25, 2024 (the “Agreement”) is by and between CNS Pharmaceuticals, Inc., a Nevada corporation (the “Company”), and the undersigned Purchasers (as defined below) identified on the signature pages hereto. Capitalized terms not defined herein shall have the meanings assigned to them in that certain Securities Purchase and Exchange Agreement (the “SPA”) dated as of January 29, 2024 by and among the Company and each purchaser identified on the signature pages thereto (each, a “Purchaser” and collectively, the “Purchasers”).

WITNESSETH:

WHEREAS, Section 4.12(b) of the SPA prohibits the issuance of Common Stock involving a Variable Rate Transaction, including an “at-the-market offering”, whereby the Company may issue Common Stock at a future determined price (an “ATM Offering”) until 180 days after the Closing Date;

WHEREAS, Section 5.5 of the SPA permits the SPA to be waived, modified, supplemented or amended by a written instrument signed by the Company and Purchasers that purchased at least 50.1% in interest of the securities issued pursuant to the SPA;

WHEREAS, the Company is contemplating to conduct ATM Offerings with A.G.P./Alliance Global Partners as Sales Agent (“AGP”);

WHEREAS, the Company is requesting a waiver from Section 4.12(b) of the SPA, as provided in this Agreement, in order to enter into and consummate ATM Offerings with AGP;

WHEREAS, under the terms and conditions of the SPA, on February 1, 2024 the Company issued to the Purchaser a Series A Common Warrant to purchase up to ______ shares of Common Stock (the “Series A Warrant”) and a Series B Common Warrant to purchase up to ______ shares of Common Stock (the “Series B Warrant” and together with the Series A Warrants, the “February Warrants”);

WHEREAS, the Purchaser previously acquired a warrant to purchase ______ shares of Common Stock on October 16, 2023 (the “October Warrant”), a warrant to purchase ______shares of Common Stock on June 17, 2024 (the “June 17 Warrant”), a warrant to purchase ______shares of Common Stock on June 27, 2024 (the “June 27 Warrant”), and a warrant to purchase ______shares of Common Stock on July 5, 2024 (the “July 5 Warrant” and together with the October Warrant, June 17 Warrant and June 27 Warrant, the “Other Warrants”);

WHEREAS, the Company is requesting a waiver from Section 4.12(b) of the SPA and consent from the Purchaser to reduce the exercise price of the February Warrants to the Minimum Price (as defined under the rules of the Trading Market) on August 1, 2024; and

WHEREAS, as additional consideration for entering into this Agreement, the Company has agreed to reduce the exercise price of the Other Warrants to the Minimum Price (as defined under the rules of the Trading Market) on the date hereof, subject to the receipt of Shareholder Approval (as defined below).

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.Waiver of Subsequent Equity Sales Restrictions. The Purchasers hereby irrevocably waive the restrictions set forth in Section 4.12(b) of the SPA with respect to (a) effecting or entering into an agreement to effect any issuance by the Company of shares of Common Stock involving a Variable Rate Transaction solely to facilitate ATM Offerings with AGP; and (b) reducing the exercise of the February Warrants as set forth in Section 2 below.

2.Repricing of Warrants. The Company hereby agrees, effective August 1, 2024, to reduce the exercise price of the February Warrants to the Minimum Price (as defined under the rules of the Trading Market) on August 1, 2024. The Company hereby further agrees to reduce the exercise price of the Other Warrants to the lower of the (i) closing price of the Common Stock on the date hereof or (ii) closing price of the Common Stock on the Shareholder Approval Date (in each case, subject to adjustment of stock splits, stock dividends or similar events) (the “Other Warrant Amendment”), effective on the date on which approval of the shareholders of the Company with respect to the Other Warrant Amendment (the “Shareholder Approval”) is received and deemed effective (the “Shareholder Approval Date”). In the event that the Shareholder Approval is not obtained, the Other Warrant Amendment shall be null and void and the provisions of the Other Warrants in effect prior to the date hereof shall remain in effect. In addition, the Company shall, on or prior to the date that is ninety (90) days following the date hereof, obtain Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposals are approved, and the Company shall either (i) obtain a written consent in lieu of a meeting from its stockholders or (ii) solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management appointed proxyholders shall vote their proxies in favor of such proposals. In the case of a meeting of stockholders, if the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the Other Warrants are no longer outstanding. The Company shall file a definitive proxy statement on Schedule 14A for the purpose of obtaining Stockholder Approval, which shall be filed with the Commission within sixty (60) days from the date hereof. Each Purchaser covenants that if such Purchaser holds any Shares as of the record date of such meeting, such Purchaser shall not vote such Shares on the proposal for Stockholder Approval at such meeting to the extent restricted by the rules and regulations of the Nasdaq Stock Market.

3.No Implied Waiver or Consent. Except for the specific waivers set forth above, nothing herein shall be deemed to be a consent to, amendment of or waiver of any covenant or agreement contained in the Transaction Documents (as defined in the SPA), and all covenants and agreements contained in the Transaction Documents (as defined in the SPA), as modified hereby, are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.

4.Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Purchasers with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters. The terms set forth in this Agreement may not be amended without the prior written consent of the Company and Purchasers. This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person or entity.

5.Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof.

6.Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

7.Termination. This Agreement shall terminate, be of no further force or effect and be void ab initio if a definitive agreement with AGP for an ATM Offering is not executed on or prior to July 30, 2024.

[Signature page follows]

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IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first stated above.

CNS Pharmaceuticals, Inc.

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Signature of Authorized Signatory of Purchaser: ____________________________________________

Name of Purchaser: __________________________________________________________________

Title (if the Purchaser is an entity): ______________________________________________________

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